UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 3, 2025

Evolution Petroleum Corporation

(Exact name of registrant as specified in its charter)

001-32942

(Commission File Number)

Nevada	41-1781991
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)
1155 Dairy Ashford Road, Suite 425, Houston, Texas	77079
(Address of Principal Executive Offices)	(Zip Code)

(713) 935-0122

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange On Which Registered
Common Stock, $0.001 par value	EPM	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ◻

Item 4.01Change in Registrant’s Certifying Accountant.

On June 3, 2025, Evolution Petroleum Corporation (the “Company”) was notified that Moss Adams LLP (“Moss Adams”), the Company’s independent registered public accounting firm, merged with Baker Tilly US, LLP effective on June 3, 2025. The combined audit practices operate as Baker Tilly US, LLP (“Baker Tilly”). In connection with the notification of the merger, Moss Adams has resigned as the auditors of the Company and the Audit Committee of the Company’s Board of Directors approved the appointment of Baker Tilly, as the successor to Moss Adams, as the Company’s independent registered public accounting firm.

The audit reports of Moss Adams on the Company’s consolidated financial statements for the fiscal years ended June 30, 2024 and 2023, and internal control over financial reporting as of June 30, 2024, contained no adverse opinions or disclaimers of opinions and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the fiscal years ended June 30, 2024 and 2023, and the subsequent interim period through March 31, 2025, there were (i) no disagreements between the Company and Moss Adams on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Moss Adams would have caused Moss Adams to make reference to the subject matter of the disagreements in connection with its reports on the Company’s consolidated financial statements for such years, and (ii) no “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K.

During the fiscal years ended June 30, 2024 and 2023, and the subsequent interim period through the date of this Current Report filed on Form 8-K, neither the Company, nor any party acting on its behalf, consulted with Baker Tilly with respect to (i) either the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, and no written report or oral advice was provided by Baker Tilly to the Company that the Company would have considered an important factor when considering an accounting principle or auditing or financial reporting issue; or (ii) any matter that was either the subject of a “disagreement” as defined in Item 304(a)(1)(iv) or “reportable event” as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Moss Adams with a copy of the disclosures contained in this Current Report filed on Form 8-K prior to its filing with the Securities and Exchange Commission (the “SEC”) and requested that Moss Adams provide a letter addressed to the SEC stating whether or not it agrees with these disclosures. A copy of Moss Adams’ letter to the SEC, dated June 5, 2025, is attached hereto as Exhibit 16.1.

Item 9.01Financial Statements and Exhibits

(d)   Exhibits

Exhibit No.	Description
16.1	Letter from Moss Adams LLP to the SEC, date June 5, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Evolution Petroleum Corporation (Registrant)

Date: June 5, 2025	By:	/s/ RYAN STASH
	Name:	Ryan Stash
	Title:	Senior Vice President and Chief Financial Officer